SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2005

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                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)
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    STATE OF MARYLAND                  1-12803                       04-2458042
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


 321 Railroad Avenue, Greenwich, CT                                       06830
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 (Address of Principal Executive Offices)                            (Zip Code)

                                 (203) 863-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.01   Completion of Acquisition or Disposition of Assets.

On January 7, 2005, Urstadt Biddle Properties, Inc. acquired The Dock, a 269,000 square foot shopping center located in Stratford, Connecticut (the "Property) for $50.25 million in cash from an unaffiliated family which controlled the property for several generations. The purchase was funded with available cash and $17.5 million in borrowings on the Company's secured revolving credit facility.

On January 10, 2005, the Company issued a press release announcing the acquisition of the Property. A copy of the press release is attached hereto as
Exhibit 99.

Item 9.01    Financial Statements and Exhibits.

Pursuant to Items 9.01 (a)(1) and (a)(3) and the requirements of Regulation S-X, the Company intends to file financial statements and pro forma financial information for the Property.

(a) Financial Statements of Properties Acquired.

     The required financial statements for the Property will be filed by amendment hereto no later than 71 days after this current report is required to be filed.

(b) Pro Forma Financial Information.

     The required pro forma financial information for the Property will be filed by amendment hereto no later than 71 days after this current report is required to be filed.

(c) Exhibits.

                  Exhibit No.            Description
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                     99                  Press release dated January 10, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2005             URSTADT BIDDLE PROPERTIES INC.
                                    (Registrant)

                                    By:      /s/ James R. Moore
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                                    Name:    James R. Moore
                                    Title:   Executive Vice President &
                                             Chief Financial Officer




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